UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

(Date of Report: Date of earliest event reported)

November 18, 2008

SHOTGUN ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

         Nevada                      000-13577                         88-0195105

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S Employer Identification No.)

                   719 – 30th Ave., Pointe-Calumet, Quebec, Canada                      J0N 1G1

(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:

(514) 688-3289

382 52 Ave., Pointe-Calumet, Quebec, Canada                J0N 1G4

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

1. RESIGNATION OF REGISTRANT'S DIRECTORS:

On November 18, 2008, the Registrant accepted the resignation of Marc Scheive as President, Director and Chief Executive Officer of the Registrant. The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

2. APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

On November 18, 2008 Christopher Scheive was appointed President, Director and Chief Executive Officer of the Registrant.

SECTION 9.  EXHIBITS.

(c)  Exhibits

10.01:  Resignation letter for Marc Scheive

10.02:  Consent to Act as a director for Christopher Scheive

10.03:  Consent to Act as an officer for Christopher Scheive

SIGNATURES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Golden Spirit Enterprises Ltd.

DATED:  November 19, 2008

By:

    /s/: C. Scheive

     Christopher Scheive

     President